--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                January 31, 2001

Dear Shareholder:

      The continued trend of economic growth boosted by strong consumer confidence, a tight labor market and inflation concerns caused the Federal Reserve to aggressively tighten during the first five months of the year. As a result, the Fed raised the discount rate to 6.50% during the year in an attempt to achieve its objective of engineering a "soft landing" for the explosive U.S. economy. The third quarter of 2000 saw a sharp decline in market expectations for further Fed tightenings amidst evidence of significant deceleration in growth, peaking inflation pressures and a sharp reversal in the stock market wealth effect globally.

      During the fourth quarter, investor hopes for a "soft landing" quickly turned into fears of a recession as the U.S. economy rapidly deteriorated. The effects of tighter monetary and fiscal conditions, along with higher energy prices, combined to pull down domestic growth rates. As market expectations transitioned from Fed tightening to a significant Fed easing, high quality fixed-income assets, led by the Treasury market, produced strong double-digit returns.

      The Federal Reserve has expressed great concern over the economy's quick downturn. After removing their tightening bias at their December meeting, the FOMC acted with an aggressive 50 basis point intra-meeting reduction of the Fed Funds rate on January 3, 2001 and another 50 basis point cut at their meeting on January 31, 2001. While we think that the Fed's actions could provide a temporary lift to U.S. investor and consumer sentiment, our intermediate outlook for the economy remains cautious. The potential for tax cuts in 2001 adds further uncertainty to the economic forecast. Given that the primary effect of the stimulus from a tax cut would occur in 2002 and beyond, monetary policy stimulus will have a greater effect on the U.S. economy near term. Considering only moderate economic recovery in Europe and anemic growth in Japan, we believe that enough distress exists within the economic system to warrant additional easing by the Fed over the coming months.

      This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,




/s/ Laurence D. Fink                    /s/ Ralph L. Schlosstein
--------------------                    ------------------------
Laurence D. Fink                        Ralph L. Schlosstein
Chairman                                President

                                                                January 31, 2001
Dear Shareholder:

      We are pleased to present the audited annual report for The BlackRock Investment Quality Term Trust Inc. ("the Trust") for the fiscal year ended December 31, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BQT". The Trust's primary investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2004. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities, U.S. Government and agencies securities, asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the year:

                                         ---------------------------------------------------------------------------
                                           12/31/00        12/31/99         CHANGE            HIGH         LOW
--------------------------------------------------------------------------------------------------------------------
  STOCK PRICE                                $8.75          $7.875          11.11%          $8.8125       $7.625
--------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                      $9.21          $8.79            4.78%          $9.21         $8.59
--------------------------------------------------------------------------------------------------------------------
  10-YEAR TREASURY NOTE                       5.11%          6.44%         (20.65)%          6.785%        5.00%
--------------------------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The rapid expansion of U.S. GDP witnessed throughout much of the period finally slowed dramatically in the third and fourth quarter. After expanding at nearly a 6.0% annualized rate in the first half of the year, growth in the third quarter slowed to 3.0%. Higher oil prices and declines in global equity markets led to declines in consumer spending, residential investment and manufacturing activity. The Federal Reserve raised the discount rate by 0.25% at each of their meetings in November 1999, February 2000, and March 2000 and raised the discount rate by 0.50% in May 2000 to bring the year end discount rate to 6.50%. At their meeting in December 2000, the Federal Reserve left the discount rate unchanged, although it moved towards an easing bias, due to an increasing probability of economic weakness in the foreseeable future.

      Treasury yields were inverted for much of the year. Yields rose on the short-end of the yield curve in response to the Fed's increases in the discount rate, while yields on the long-end declined below the short-end, partially in reaction to the announcement that the Treasury would buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. In the second half of the year, weakening stock markets and signs of slowing growth all caused the bond market to price in a neutral Federal Reserve. This shift in market sentiment caused significant yield curve disinversion during the third quarter of 2000, as yields on the short-end fell relative to yields on the long-end. In the last two months of 2000, the Treasury market rallied significantly on the short-end of the curve, and in December the yield curve regained its characteristic upward slope. For the annual period, the yield on the 10-year Treasury fell from 6.44% on December 31, 1999 to 5.11% on December 31, 2000.

      For the annual period ending December 31, 2000 mortgages lagged Treasuries by 69 bps. Mortgages as measured by the LEHMAN BROTHERS MORTGAGE INDEX, posted a 9.4% total return versus 11.63% for the LEHMAN BROTHERS AGGREGATE INDEX. GNMAs performed well during the period as mortgage rates hovered near 8% which caused prepayments to decline and resulted in an increased demand for GNMAs and other mortgage-backed securities.

      After outperforming Treasuries in 1999, the investment grade credit universe underperformed Treasuries in 2000. The focus in the fourth quarter was on earnings and the early signs of a developing economic slowdown. Sector performance was a key driver of overall performance with defensive sectors such as consumer goods and aerospace/defense doing better. Increased uncertainty in the corporate market has been caused by stock market volatility, poor liquidity, and increased leverage. However, we believe that the biggest opportunity in the fixed income market currently exists in the corporate bond market, which is at its cheapest level in ten years. While fundamentals for corporates remain negative due to higher default rates and high leverage, we believe there has been a significant overshoot in corporate yields relative to Treasuries, as a "soft landing" is still a likely outcome. For the annual period, corporates as measured by MERRILL LYNCH U.S. CORPORATE MASTER INDEX returned 9.14%, underperforming the LEHMAN BROTHERS AGGREGATE INDEX'S 11.63%.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1999 asset composition.

                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
COMPOSITION                                DECEMBER 31, 2000   DECEMBER 31, 1999
--------------------------------------------------------------------------------
Corporate Bonds                                   26%                 27%
--------------------------------------------------------------------------------
U.S. Government Securities                        18%                 11%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                            18%                 20%
--------------------------------------------------------------------------------
Adjustable & Inverse Floating Rate Mortgages       8%                  5%
--------------------------------------------------------------------------------
Stripped Money Market Instruments                  7%                  6%
--------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities           5%                  8%
--------------------------------------------------------------------------------
Taxable Municipal Bonds                            5%                  5%
--------------------------------------------------------------------------------
Commercial Mortgage-BackedSecurities               3%                  6%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs       3%                  5%
--------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities          3%                  2%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs   3%                  2%
--------------------------------------------------------------------------------
Asset-Backed Securities                            1%                  3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                         RATING % OF CORPORATES
--------------------------------------------------------------------------------
     CREDIT RATING                DECEMBER 31, 2000   DECEMBER 31, 1999
--------------------------------------------------------------------------------
   AA or equivalent                       34%                  4%
--------------------------------------------------------------------------------
    A or equivalent                       34%                 44%
--------------------------------------------------------------------------------
   BBB or equivalent                      30%                 46%
--------------------------------------------------------------------------------
   BB or equivalent                        2%                  6%
--------------------------------------------------------------------------------


      In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on bonds with expected maturities approximating the Trust's termination date of December 31, 2004. Additionally, the Trust has been active in reducing positions in bonds which have expected maturities or potential cash flows after the Trust's termination date. During the reporting period, the most significant addition has been in U.S. Government securities. Additionally, the Trust maintained its significant weighting in investment grade corporate bonds and mortgage pass-throughs. To finance these purchases, the Trust sold interest-only mortgage-backed securities, and commercial mortgage-backed securities.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Investment Quality Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

/s/ Robert S. Kapito                     /s/ Michael P.Lustig
-----------------------------------      ---------------------------------------
Robert S. Kapito                         Michael P.Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                             BQT
--------------------------------------------------------------------------------
   Initial Offering Date:                                   April 21, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/00:                         $8.75
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/00:                             $9.21
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/00 ($8.75)(1):      5.14%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share(2):                  $0.0375
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share(2):               $0.45
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2) The distribution is not constant and is subject to change. -


                         PRIVACY PRINCIPLES OF THE TRUST

      The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

      Generally, the Trust does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

      The Trust restricts access to nonpublic personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*    AMOUNT                                                     VALUE
(UNAUDITED)  (000)              DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--137.6%
                        MORTGAGE PASS-THROUGHS--24.9%
                        Federal Home Loan Mortgage Corp.,
           $13,408@       6.50%, 9/01/25 - 6/01/29 ..............   $13,231,777
             6,351@       7.00%, 12/01/28 .......................     6,366,489
                        Federal Housing Administration,
             2,018        Colonial, Series 37,
                            7.40%, 12/01/22 .....................     1,991,576
             4,531        GMAC, Series 51,
                            7.43%, 2/01/21 ......................     4,444,723
             2,815      Tuttle Grove, 7.25%, 10/01/35 ...........     2,840,681
                        USGI,
             1,159        Series 99, 7.43%, 10/01/23 ............     1,150,950
             7,776        Series 885, 7.43%, 3/01/22 ............     7,699,816
             4,004        Series 2081, 7.43%, 5/01/23 ...........     3,959,175
                        Federal National Mortgage Association,
             9,173@       6.35%, 1/01/04, 10 Year,
                        Multi-family ............................     9,149,699
            29,987@       6.50%, 8/01/28 - 6/01/29 ..............    29,574,598
             2,269        8.78%, 4/01/04, 10 Year,
                        Multi-family ............................     2,304,470
             1,518@       8.89%, 4/01/04, 10 Year,
                        Multi-family ............................     1,541,853
                                                                    -----------
                                                                     84,255,807
                                                                    -----------
                        AGENCY MULTIPLE CLASS
                        MORTGAGE PASS-THROUGHS--4.2%
                        Federal Home Loan Mortgage Corp.,
                          Multiclass Mortgage
                          Participation Certificates,
             3,351        Series 1587, Class 1587-KA,
                            7/15/08 .............................     3,334,433
                26        Series 1607, Class 1607-M,
                            4/15/13 .............................        25,957
                28        Series 1650, Class 1650-LC,
                            2/15/22 .............................        27,466
             2,728        Series 1667, Class 1667-C,
                            1/15/09 .............................     2,717,956
                        Federal National Mortgage Association,
                          REMIC Pass-Through Certificates,
             1,038        Trust 269, Class 269-1,
                            8/01/22 .............................     1,075,636
             4,808        Trust 1992-43, Class 43-E,
                            4/25/22 .............................     5,004,333
                80        Trust 1994-36, Class 36-L,
                            1/25/23 .............................        79,488
             2,000@       Trust 1996-M5, Class M5-A2,
                            1/25/11 .............................     2,047,979
                                                                    -----------
                                                                     14,313,248
                                                                    -----------
                        NON-AGENCY MULTIPLE CLASS
                        MORTGAGE PASS-THROUGHS--3.8%
Aaa          2,319      Chase Mortgage Finance Corp.,
                          Series 1993, Class A-9,
                            12/25/09 ............................     2,309,066
AAA            990      Citicorp Mortgage Securities Inc.,
                          Series 1998-3, Class A-6,
                            5/25/28 .............................       996,141
AAA            780      DLJ Mortgage Acceptance Corp.,
                          Series 1993-19, Class A-3,
                            1/25/24 .............................       781,420
AAA            361      GE Capital Mortgage Services Inc.,
                          Series 1994-2, Class A-4,
                            1/25/09 .............................       359,054
AAA          1,843      Norwest Asset Securitization Corp.,
                          Series 1997-9, Class A-2,
                            7/25/12 .............................     1,838,067
AAA          6,499      Residential Funding Mortgage
                          Securties I,
                          Series 1993-S47, Class A-18,
                            12/25/23 ............................     6,486,694
                                                                    -----------
                                                                     12,770,442
                                                                    -----------
                        ADJUSTABLE & INVERSE
                        FLOATING RATE MORTGAGES--10.5%
                        Federal Home Loan Mortgage Corp.,
                          Multiclass Mortgage
                          Participation Certificates,
               484        Series 1512, Class 1512-NB,
                            5/15/08 .............................       483,381
             2,412        Series 1565, Class 1565-OA,
                            8/15/08 .............................     2,342,207
             1,075        Series 1584, Class 1584-SE,
                            2/15/23 .............................       896,138
            12,525@       Series 1635, Class 1635-P,
                            12/15/08 ............................    11,934,164
               448        Series 1655, Class 1655-SB,
                            12/15/08 ............................       425,295
               716        Series 1671, Class 1671-MF,
                            2/15/24 .............................       653,545
             1,486        Series 1678, Class 1678-SA,
                            2/15/09 .............................     1,461,888
                        Federal National Mortgage Association,
                          REMIC Pass-Through Certificates,
             1,646        Trust 1992-155, Class 155-SB,
                            12/25/06 ............................     1,552,013
             1,500        Trust 1993-143, Class 143-SC,
                            8/25/23 .............................     1,467,225

See Notes to Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*    AMOUNT                                                     VALUE
(UNAUDITED)  (000)              DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
                        ADJUSTABLE & INVERSE
                        FLOATING RATE MORTGAGES--(CONT'D)
                        Federal National Mortgage Association
                          REMIC Pass-Through Certificates,
            $  100        Trust 1993-179, Class 179-SA,
                            10/25/23 ............................   $    96,943
             8,028        Trust 1993-188, Class 188-S,
                            2/25/08 .............................     7,839,734
               154        Trust 1993-202, Class 202-VJ,
                            11/25/23 ............................       147,634
             1,098        Trust 1993-212, Class 212-SB,
                            11/25/08 ............................     1,044,626
               153        Trust 1994-17, Class 17-SA,
                            1/25/09 .............................       146,981
                        Residential Funding Mortgage
                          Securities I,
AAA          4,734        Series 1993-S15, Class A-16,
                            4/25/08 .............................     4,785,907
AAA            488        Series 1993-S15, Class A-17,
                            4/25/08 .............................       443,229
                                                                    -----------
                                                                     35,720,910
                                                                    -----------
                        INTEREST ONLY MORTGAGE-
                        BACKED SECURITIES--7.0%
AAA        104,705      Citicorp Mortgage Securities Inc.,
                          Series 1999-3, Class A3,
                            5/25/29 .............................     1,341,534
AAA            896      CWMBS, Inc., Mortgage Certificates,
                          Series 1994-D, Class A-7,
                            3/25/24 .............................       892,406
                        Federal Home Loan Mortgage Corp.,
                          Multiclass Mortgage
                          Participation Certificates,
             3,352        Series G-25, Class 25-S,
                            8/25/06 .............................        50,751
             9,674        Series 1353, Class 1353-S,
                            8/15/07 .............................       617,092
               690        Series 1489, Class 1489-K,
                            10/15/07 ............................        46,524
            70,195        Series 1611, Class 1611-DA,
                            5/15/21 .............................     1,360,037
            41,271        Series 1684, Class 1684-JB,
                            9/15/21 .............................       806,066
               563        Series 1751, Class 1751-PL,
                            10/15/23 ............................        73,407
             3,405        Series 1917, Class 1917-AS,
                            5/15/08 .............................       337,701
            38,191        Series 1918, Class 1918-SC,
                            1/15/04 .............................       710,115
             7,319        Series 1944, Class 1944-SY,
                            5/17/22 .............................        91,490
               831        Series 1946, Class 1946-SN,
                            10/15/08 ............................        54,550
            15,960        Series 1954, Class 1954-BB,
                            4/15/21 .............................        95,602
             7,077        Series 1954, Class 1954-LL,
                            5/15/21 .............................        43,526
             7,077        Series 1954, Class 1954-LM,
                            5/15/21 .............................        43,526
            10,608        Series 2049, Class 2049-PM,
                            11/15/19 ............................     1,085,695
            14,577        Series 2055, Class 2055-IB,
                            12/15/09 ............................     1,788,753
             8,943        Series 2061, Class 2061-PJ,
                            5/15/16 .............................       634,421
             9,011        Series 2083, Class 2083-PI,
                            2/15/18 .............................       670,149
             4,148        Series 2134, Class 2134-PJ,
                            4/15/11 .............................       531,413
             1,456        Series 2144, Class 2144-GI,
                            12/15/07 ............................        97,087
                        Federal National Mortgage Association,
                          REMIC Pass-Through Certificates,
                64        Trust 1992-188, Class 188-PI,
                            10/25/18 ............................       762,262
             1,153        Trust 1993-39, Class 39-K,
                            4/25/04 .............................       133,152
             6,314        Trust 1993-109, Class 109-QC,
                            7/25/07 .............................       326,169
               842        Trust 1994-27, Class 27-WC,
                            3/25/20 .............................        54,094
             1,759        Trust 1994-42, Class 42-SO,
                            3/25/23 .............................       170,997
             7,000        Trust 1996-20, Class 20-SB,
                            10/25/08 ............................     1,203,125
             4,128        Trust 1996-24, Class 24-SE,
                            3/25/09 .............................       403,725
             9,032        Trust 1996-24, Class 24-SK,
                            2/25/08 .............................       767,755
               538        Trust 1997-28, Class 28-PH,
                            3/18/22 .............................        23,763
            37,445        Trust 1997-37, Class 37-SD,
                            10/25/22 ............................       251,585
            15,402        Trust 1997-44, Class 44-SC,
                            6/25/08 .............................       748,537
            42,500        Trust 1997-81, Class 81-S,
                            12/18/04 ............................       159,374
             8,978        Trust 1997-90A, Class 90A-PI,
                            1/16/19 .............................       959,554
             6,416        Trust 1998-8, Class 8-PM,
                            6/18/19 .............................       504,206
             1,412        Trust 1998-12, Class 12-PL,
                            7/18/19 .............................       115,088
             5,599        Trust 1998-15, Class 15-PC,
                            12/18/19 ............................       411,151

See Notes to Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*    AMOUNT                                                     VALUE
(UNAUDITED)  (000)              DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
                        INTEREST ONLY MORTGAGE-
                        BACKED SECURITIES--(CONT'D)
                        Federal National Mortgage Association,
                          REMIC Pass-Through Certificates,
          $ 13,093        Trust 1998-27, Class 27-PI,
                            12/18/20 ............................   $ 1,441,847
            35,226        Trust 1998-47A, Class 47A-SB,
                            6/18/19 .............................       781,576
             5,269        Trust 1999-43, Class 43-PL,
                            1/25/21 .............................       546,707
            11,654        Trust 1999-43B, Class 43B-OL,
                            11/25/21 ............................     1,179,924
AAA          1,282      GE Capital Mortgage Services Inc.,
                          Series 1997-2, Class 2-A4,
                            3/25/12 .............................       215,846
AAA          4,847      Norwest Asset Securities Corp.,
                          Series 1998-25, Class 25-A6,
                            11/25/28 ............................       393,826
AAA          5,080      PNC Mortgage Securities Corp.,
                          Series 1999-5, Class 1A-11,
                            6/25/29 .............................       603,290
                                                                    -----------
                                                                     23,529,398
                                                                    -----------
                        PRINCIPAL ONLY MORTGAGE-
                        BACKED SECURITIES--3.9%
                        Federal Home Loan Mortgage Corp.,
                          Multiclass Mortgage
                          Participation Certificates,
               423        Series 1243, Class 1243-N,
                            8/15/06 .............................       407,929
               250        Series 1862, Class 1862-DA,
                            12/15/22 ............................       212,573
               292        Series 1862, Class 1862-DB,
                            12/15/22 ............................       248,002
               831        Series 1946, Class 1946-N,
                            10/15/08 ............................       670,968
               119        Series 2009, Class 2009-JH,
                            11/15/21 ............................       119,482
                        Federal National Mortgage Association,
                          REMIC Pass-Through Certificates,
               366        Trust 1993-147, Class 147-H,
                            8/25/23 .............................       360,456
               385        Trust 1993-228, Class 228-B,
                            3/25/23 .............................       366,138
             2,800        Trust 1993-254, Class 254-D,
                            11/25/23 ............................     2,324,000
               635        Trust 1994-54, Class 54-D,
                            10/25/23 ............................       589,107
             4,454        Trust 1994-57, Class 57-D,
                            1/15/24 .............................     4,152,167
               424        Trust 1996-32, Class 32-E,
                            10/25/08 ............................       417,817
             3,653        Trust 1996-45, Class 45-E,
                            1/25/24 .............................     3,469,285
                                                                    -----------
                                                                     13,337,924
                                                                    -----------
                        COMMERCIAL MORTGAGE-
                        BACKED SECURITIES--4.4%
Aaa            132      Morgan Stanley Capital 1, Inc.,
                          Series 1997-HF1, Class A1,
                            6.86%, 5/15/06** ....................       134,188
AAA          5,000      New York City Mortgage Loan Trust,
                          Multifamily,
                          Series 1996, Class A-2,
                            6.75%, 6/25/11** ....................     4,732,813
                        Structured Asset Securities Corp.,
                          Mortgage Certificates,
AAA          3,865        Series 1996, Class D,
                            7.034%, 2/25/28 .....................     3,850,506
AA           5,970        Series 1996, Class E,
                            7.75%, 2/25/28 ......................     6,196,468
                                                                    -----------
                                                                     14,913,975
                                                                    -----------
                        ASSET-BACKED SECURITIES--1.9%
NR           2,682+     Global Rated Eligible Asset Trust,
                          Series 1998-A, Class A-1
                          7.33%, 9/15/07**/*** ..................       670,410
NR           4,053+     Structured Mortgage Asset
                          Residential Trust, @@/***
                          Series 1997-2,
                            8.24%, 3/15/06 ......................       810,697
NR           4,496+       Series 1997-3,
                            8.57%, 4/15/06 ......................       899,282
             4,000        Student Loan Marketing Association,
                            Series 1995-1, Class B,
                              6.864%, 10/25/09 ..................     3,943,125
                                                                    -----------
                                                                      6,323,514
                                                                    -----------
                        U.S GOVERNMENT AND
                        AGENCY SECURITIES--25.4%
                        Small Business Administration,
             1,663        Series 1996-20F,
                            7.55%, 6/01/16 ......................     1,756,557
             1,468        Series 1996-20G,
                            7.70%, 7/01/16 ......................     1,561,684
             3,990        Series 1996-20K,
                            6.95%, 11/01/16 .....................     4,077,326
             1,507        Series 1998-P10A
                            6.12%, 2/01/08 ......................     1,477,328
                        U.S. Treasury Bonds,
            25,000@       5.50%, 8/15/28 ........................    24,789,000
            27,500@       6.25%, 5/15/30 ........................    30,658,203
                        U.S. Treasury Notes,
            12,000@       4.75%, 2/15/04 ........................    11,853,720
             4,000@       5.75%, 8/15/03 ........................     4,058,120
               870@       5.875%, 11/15/04 ......................       892,698
             4,800        6.00%, 8/15/09 ........................     5,064,768
                                                                    -----------
                                                                     86,189,404
                                                                    -----------
                        TAXABLE MUNICIPAL BONDS--6.3%
AAA          1,000      California Housing Finance Agcy. Rev.,
                          6.69%, 8/01/03 ........................     1,001,330
AAA          2,000      Fresno California Pension Obligation,
                          7.15%, 6/01/04 ........................     2,063,660

See Notes to Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*    AMOUNT                                                     VALUE
(UNAUDITED)  (000)              DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
                        TAXABLE MUNICIPAL BONDS--(CONT'D)
AAA        $ 4,000      Los Angeles County California
                          Pension Obligation,
                            6.77%, 6/30/05 ......................  $  4,092,240
AAA          7,000      New Jersey Economic Development
                          Authority,
                            Zero Coupon, 2/15/04 ................     5,798,449
A-           5,000      New York City, G.O.,
                          7.50%, 4/15/04 ........................     5,197,100
A            1,000      New York State Environmental
                          Facilities Corp., Service
                          Contract Revenue,
                            6.95%, 9/15/04 ......................     1,018,740
AAA          2,250      San Francisco California City &
                          Cnty. Arpts. Commission,
                          International Airport,
                            6.55%, 5/01/04 ......................     2,281,230
                                                                   ------------
                                                                     21,452,749
                                                                   ------------
                        CORPORATE BONDS--36.0%
                        FINANCE & BANKING--13.7%
A3           2,450      Amsouth Bancorp.,
                          6.75%, 11/01/25 .......................     2,406,905
Aa2          2,500      Bank of America,
                          7.875%, 5/16/05 .......................     2,639,452
A+           3,000      CIT Group, Inc.,
                          7.125%, 10/15/04 ......................     3,002,952
A+           1,300      Equitable Life Assurance Society,
                          6.95%, 12/01/05 ** ....................     1,304,450
A+           5,000@     Farmers Insurance,
                          8.50%, 8/01/04** ......................     5,180,038
A            4,800      First National Bank of Boston,
                          8.00%, 9/15/04 ........................     4,999,680
A3           5,000      Fleet Financial Group,
                          8.125%, 7/01/04 .......................     5,253,250
A+           4,850      Goldman Sachs Group,
                          6.25%, 2/01/03** ......................     4,809,408
A            3,500      Lehman Brothers Holding, Inc.,
                          6.75%, 9/24/01 ........................     3,497,900
A+           1,000      Metropolitan Life Insurance Co.,
                          6.30%, 11/01/03** .....................       996,230
                        PaineWebber Group, Inc.,
BBB            500        6.90%, 2/09/04 ........................       504,983
AA+          2,000        8.875%, 3/15/05 .......................     2,173,900
Aa3          3,100      Reliaster Financial Corp.,
                          6.625%, 9/15/03 .......................     3,112,555
Aa3          2,000      Salomon Smith Barney Holdings, Inc.,
                          6.75%, 1/15/06 ........................     2,003,460
                        Xtra, Inc.,
BBB+         2,000        6.50%, 1/15/04 ........................     1,954,840
BBB+         2,500        7.22%, 7/31/04 ........................     2,490,900
                                                                   ------------
                                                                     46,330,903
                                                                   ------------
                        INDUSTRIALS--9.5%
A2             400      American Airlines, Inc.,
                          10.44%, 3/04/07 .......................       460,080
BBB-         3,600      Anixter, Inc.,
                          8.00%, 9/15/03 ........................     3,541,056
BBB          2,000      Conagra, Inc., ,
                          7.40%, 9/15/04 ........................     2,058,620
BBB          4,000      Delphi Automotive Systems Corp.,
                          6.125%, 5/01/04 .......................     3,852,183
BB-          5,000      Lukens, Inc.,
                          7.625%, 8/01/04 .......................     3,836,750
BBB          5,000      Newmont Mining Corp.,
                          8.00%, 12/01/04 .......................     5,066,150
BBB-         3,000      News America Holdings, Inc.,
                          8.50%, 2/15/05 ........................     3,143,460
BBB          5,000      Pulte Corp.,
                          8.375%, 8/15/04 .......................     4,976,150
A-           2,000      Ralcorp Holdings, Inc.,
                          8.75%, 9/15/04 ........................     2,143,360
A            3,000      TCI Communications, Inc.,
                          8.25%, 1/15/03 ........................     3,066,960
                                                                   ------------
                                                                     32,144,769
                                                                   ------------
                        UTILITIES--4.9%
                        360 Communications Co.,
A            2,000        7.125%, 3/01/03 .......................     2,013,060
A            2,000        7.50%, 3/01/06 ........................     2,033,940
BBB-         5,000      Gulf States Utilities Co.,
                          8.25%, 4/01/04 ........................     5,237,150
Baa1         2,000      Ohio Edison Co.,
                          8.625%, 9/15/03 .......................     2,103,160
BBB-         5,000      Pinnacle One Partners LP,
                          8.83%, 8/15/04** ......................     5,104,688
                                                                   ------------
                                                                     16,491,998
                                                                   ------------
                        YANKEE--7.9%
NR             272      Banamex Remittance Master Trust,
                          Series 1996,
                          7.57%, 1/01/01** ......................       271,092
BBB+         2,000      Canadian Pacific Ltd.,
                          6.875%, 4/15/03 .......................     1,999,060
A            2,000      Corporacion Andina de Fomento,
                          7.10%, 2/01/03 ........................     2,007,900
A1           3,000      Den Danske Bank,
                          7.25%, 6/15/05 ** .....................     3,060,524
BBB-         5,000      Empresa Electric Guacolda SA,
                          7.95%, 4/30/03** ......................     4,952,363
A-           3,500      Israel Electric Corp., Ltd.,
                          7.25%, 12/15/06** .....................     3,460,380
A+           5,000      Quebec Province,
                          8.625%, 1/19/05 .......................     5,477,100
BBB          5,000      Telekom Malaysia Berhad,
                          7.125%, 8/01/05** .....................     5,007,750
BBB+           629      YPF Sociedad Anonima,
                          7.50%, 10/26/02 .......................       618,789
                                                                   ------------
                                                                     26,854,958
                                                                   ------------
                        Total Corporate Bonds ...................   121,822,628
                                                                   ------------
                        STRIPPED MONEY MARKET
                        INSTRUMENTS--9.3%
            40,000      Vanguard Prime Money
                          Market Portfolio,
                          12/31/04 ..............................    31,544,000
                                                                   ------------
                        Total Long-Term Investments
                          (cost $461,291,630) ...................   466,173,999
                                                                   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*    AMOUNT                                                     VALUE
(UNAUDITED)  (000)              DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
                        SHORT-TERM INVESTMENTS--0.8%
                        DISCOUNT NOTES
            $2,800      Federal Home Loan Bank,
                          5.35%, 1/02/01 ........................  $  2,799,584
                          (amortized cost $2,799,584)              ------------

                        Total investments--138.4%
                          (cost $464,091,214) ...................   468,973,583
                        Liabilities in excess of
                          other assets --(38.4)% ................  (130,130,228)
                                                                   ------------
                        NET ASSETS--100% ........................  $338,843,355
                                                                   ============
----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

*** Illiquid securities representing 0.70% of net assets.

@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

@@ Securities are restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $2,484,587.

+   Security is fair valued. (Note 1)


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
                G.O.-- General Obligation.
                REMIC-- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $464,091,214)
  (Note 1) ...................................................     $468,973,583
Cash .........................................................          181,975
Interest receivable ..........................................        6,772,891
Receivable for investments sold ..............................        1,509,684
Interest rate swaps, at value (Note 1 and 3) .................          226,862
Interest rate cap, at value (amortized cost $292,385)
  (Note 1 and 3) .............................................           84,251
Due from broker-variation margin .............................           70,312
Other assets .................................................           10,831
                                                                   ------------
                                                                    477,830,389
                                                                   ------------
LIABILITIES
Reverse repurchase agreements (Note 4) .....................        135,043,625
Dividends payable ..........................................          1,380,399
Interest payable ...........................................            947,070
Interest rate floor, at value
  (proceeds $151,030) (Note 1 and 3) .......................            416,171
Due to broker-collateral on interest rate caps .............            240,000
Investment advisory fee payable (Note 2) ...................            171,852
Administration fee payable (Note 2) ........................             28,642
Deferred directors fees (Note 1) ...........................             10,831
Other accrued expenses .....................................            748,444
                                                                   ------------
                                                                    138,987,034
                                                                   ------------
NET ASSETS .................................................       $338,843,355
                                                                   ============
Net assets were comprised of:

  Common stock, at par (Note 5) ........................           $    368,106
  Paid-in capital in excess of par .....................            343,431,594
                                                                   ------------
                                                                    343,799,700

  Undistributed net investment income ..................             10,781,088
  Accumulated net realized loss ........................            (20,661,049)
  Net unrealized appreciation ..........................              4,923,616
                                                                   ------------
  Net assets, December 31, 2000 ........................           $338,843,355
                                                                   ============
Net asset value per share:
  ($338,843,355 / 36,810,639 shares of
  common stock issued and outstanding) .................                   $9.21
                                                                           =====


--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest (net of premium/discount amortization
    of $8,923,801 and interest expense of
    $7,807,774)                                                     $22,471,829
                                                                    -----------
Operating expenses
  Investment advisory .......................................         1,958,976
  Administration ............................................           326,496
  Legal .....................................................           199,000
  Custodian .................................................            94,000
  Directors .................................................            81,000
  Independent accountants ...................................            65,000
  Transfer agent ............................................            62,000
  Reports to shareholders ...................................            44,000
  Registration ..............................................            32,340
  Miscellaneous .............................................            82,280
                                                                    -----------
    Total operating expenses ................................         2,945,092
                                                                    -----------
  Net investment income before excise tax ...................        19,526,737
    Excise tax ..............................................           714,000
                                                                    -----------
  Net investment income .....................................        18,812,737
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ................................................       (2,249,101)
  Futures ....................................................       (5,380,348)
  Short sales ................................................          160,349
                                                                    -----------
                                                                     (7,469,100)
                                                                    -----------
Net change in unrealized appreciation (depreciation) on:
  Investments ................................................       21,408,673
  Futures ....................................................          581,660
  Interest rate swaps ........................................          226,862
  Interest rate caps .........................................         (273,432)
  Interest rate floors .......................................         (265,141)
  Short sales ................................................       (1,045,824)
                                                                    -----------
                                                                     20,632,798
                                                                    -----------
Net gain on investments ......................................       13,163,698
                                                                    -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..................................      $31,976,435
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET
  CASH FLOWS PROVIDED BY OPERATING ACTIVITIES

Net increase in net assets resulting from
  operations .........................................             $ 31,976,435
                                                                   ------------
Increase in investments ..............................              (10,192,212)
Net realized loss ....................................                7,469,100
Increase in unrealized appreciation ..................              (20,632,798)
Increase in interest receivable ......................                 (894,664)
Increase in receivable for investments sold ..........               (1,223,290)
Decrease in investments sold short ...................              (17,874,000)
Decrease in deposits with brokers for
  investments sold short .............................               18,421,876
Decrease in interest rate cap ........................                  258,485
Increase in interest rate floor ......................                  151,030
Increase in other assets .............................                  (10,831)
Increase in due from broker-
  variation margin ...................................                 (445,312)
Increase in interest payable .........................                   66,839
Increase in deposit from broker on
  interest rate caps .................................                  240,000
Increase in other accrued expenses ...................                  547,578
                                                                   ------------
   Total adjustments .................................              (24,118,199)
                                                                   ------------
Net cash flows provided by operating activities ......             $  7,858,236
                                                                   ============
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ......             $  7,858,236
                                                                   ------------
Cash flows used for financing activities:
   Increase in reverse repurchase agreements .........                8,416,250
   Cash dividends paid ...............................              (16,564,492)
                                                                   ------------
Net cash flows used for financing activities .........               (8,148,242)
                                                                   ------------
Net decrease in cash .................................                 (290,006)
Cash at beginning of year ............................                  471,981
                                                                   ------------
Cash at end of year ..................................             $    181,975
                                                                   ============


--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                      2000             1999
                                                -------------     -------------
INCREASE (DECREASE) IN NET ASSETS

Operations:

   Net investment income ...................    $  18,812,737     $  18,898,423

   Net realized loss .......................       (7,469,100)       (9,945,056)
   Net change in unrealized
      appreciation (depreciation) ..........       20,632,798       (19,240,071)
                                                -------------     -------------
   Net increase (decrease) in
      net assets resulting
      from operations ......................       31,976,435       (10,286,704)

   Dividends from net
      investment income ....................      (16,564,492)      (18,252,742)
                                                -------------     -------------
   Total increase (decrease) ...............       15,411,943       (28,539,446)


NET ASSETS

Beginning of year ..........................      323,431,412       351,970,858
                                                -------------     -------------
End of year (including
    undistributed net investment
    income of $10,781,088 and
    $7,818,843, respectively) ..............    $ 338,843,355     $ 323,431,412
                                                =============     =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------
                                                             2000         1999        1998        1997         1996
                                                           --------     --------    --------    --------     --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                         $   8.79     $   9.56    $   9.43    $   9.09     $   9.50
                                                           --------     --------    --------    --------     --------
Net investment income (net of interest expense of
  $0.21, $0.25, $0.21, $0.21 and $0.17,
  respectively)                                                0.51         0.52        0.66        0.65         0.64
Net realized and unrealized gain (loss)                        0.36        (0.79)       0.02        0.31        (0.46)
                                                           --------     --------    --------    --------     --------
Net increase (decrease) from investment operations             0.87        (0.27)       0.68        0.96         0.18
                                                           --------     --------    --------    --------     --------
Dividends from net investment income                          (0.45)       (0.50)      (0.55)      (0.62)       (0.59)
                                                           --------     --------    --------    --------     --------
Net asset value, end of year*                              $   9.21     $   8.79    $   9.56    $   9.43     $   9.09
                                                           ========     ========    ========    ========     ========
Market value, end of year*                                 $   8.75     $   7.88    $   8.81    $   8.38     $   7.63
                                                           ========     ========    ========    ========     ========
TOTAL INVESTMENT RETURN+                                      17.43%       (4.99)%     11.50%      18.58%        4.58%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses                                             0.91%        0.86%       0.85%       0.89%        0.91%
Operating expenses and interest expense                        3.31%        3.64%       2.99%       3.15%        2.83%
Operating expenses, interest expense and excise taxes          3.53%        3.70%       3.01%       3.15%        2.83%
Net investment income                                          5.79%        5.65%       6.89%       6.98%        7.03%

SUPPLEMENTAL DATA:
Average net assets (000)                                   $324,712     $334,553    $353,745    $341,607     $332,778
Portfolio turnover ratio                                         25%          81%        106%        135%         221%
Net assets, end of year (000)                              $338,843     $323,431    $351,971    $346,998     $334,779
Reverse repurchase agreements outstanding,
  end of year (000)                                        $135,044     $126,627    $105,869    $142,948     $ 96,846
Asset coverage++                                           $  3,509     $  3,554    $  4,325    $  3,427     $  4,457

----------
* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &        The  BlackRock  Investment Quality Term Trust Inc.
ACCOUNTING                    ("the  Trust"),  a  Maryland  corporation,   is  a
POLICIES                      diversified,   closed-end   management  investment
                              company.  The Trust's  investment  objective is to
manage a portfolio of fixed income securities that will return $10 per share to investors on or about December 31, 2004 while providing current monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. At December 31, 2000 the Trust held three positions that were valued at fair value which is significantly lower than their purchased cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   The Trust did not engage in securities lending during the year ended December 31, 2000.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method. FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net invest-ment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountant Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $714,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN. Under a deferred compensation plan approved by the board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS            The Trust  has an  Investment  Advisory  Agreement
                              with  BlackRock  Advisors,  Inc. (the  "Advisor"),
which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNCFinancial Services Group, Inc. Corp. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets until December 31, 2002, and 0.08% from January 1, 2003 to the termination or liquidation of the Trust.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO             Purchases  and  sales  of  investment  securities,
SECURITIES                    other than  short-term  investments,  for the year
                              ended  December 31, 2000  aggregated  $124,937,534
and $107,421,510, respectively. The Trust may invest up to 30% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 2000, the Trust held 12.2% of its net assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at December 31, 2000 was $464,388,841 and, accordingly, net unrealized appreciation for federal income tax purposes was $4,584,742 (gross unrealized appreciation--$16,889,265; gross unrealized depreciation--$12,304,523).

   For federal income tax purposes, the Trust has a capital loss carryforward at December 31, 2000 of approximately $22,617,000 of which approximately $530,000 will expire in 2002, approximately $3,845,000 will expire in 2003, approximately $1,498,000 will expire in 2005, approximately $9,901,000 will expire in 2007 and approximately $6,843,000 will expire in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   Details of the open financial futures contracts at December 31, 2000 are as follows:

                                    VALUE AT     VALUE AT
NUMBER OF            EXPIRATION      TRADE      DECEMBER 31,     UNREALIZED
CONTRACTS    TYPE       DATE          DATE          2000        APPRECIATION
----------   ----    ----------     --------    ------------    ------------
Short
 position:
             30-Yr.
   450       T-Bond    Mar. 2001   $47,368,917   $47,081,257      $287,660
                                                                  ========


   Details of the interest rate cap held at December 31, 2000 are as follows:

NOTIONAL                                              VALUE AT
 AMOUNT  FIXED    FLOATING   TERMINATION  AMORTIZED  DECEMBER 31,  UNREALIZED
 (000)   RATE       RATE        DATE        COST        2000      DEPRECIATION
-------- -----  ------------- ----------  ---------  ------------ ------------
$40,000  6.00%  3-month LIBOR  2/19/02    $292,385    $84,251      $(208,134)
                                                                   =========

   Details of the interest rate floor held at December 31, 2000 are as follows:

NOTIONAL                                  VALUE AT    VALUE AT
 AMOUNT  FIXED    FLOATING   TERMINATION    TRADE    DECEMBER 31,  UNREALIZED
 (000)   RATE       RATE        DATE        DATE        2000      DEPRECIATION
-------- -----  ------------- ----------  ---------  ------------ ------------
$30,000  7.00%  1-month LIBOR  2/27/02    $151,030     $416,171     $(265,141)
                                                                    =========

   Details of open interest rate swaps at December 31, 2000 are as follows:

 CURRENT
NOTATIONAL
 AMOUNT                    FIXED     FLOATING   TERMINATION       UNREALIZED
  (000)        TYPE        RATE        RATE         DATE         APPRECIATION
---------- -------------  ------  ------------- -----------      ------------
$100,000   Interest Rate   5.94%  3-month LIBOR   12/20/02         $ 85,166
 (25,000)  Interest Rate   6.06%  3-month LIBOR   12/20/10          141,696
                                                                   --------
                                                                   $226,862
                                                                   ========

NOTE 4. BORROWINGS            REVERSE REPURCHASE AGREEMENTS: The Trust may enter
                              into reverse repurchase agreements with qualified,
third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2000 was approximately $119,490,270 at a weighted average interest rate of approximately 6.34%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $135,154,900 as of February 29, 2000, which was 30.0% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into any dollar rolls during the year ended December 31, 2000.

NOTE 5. CAPITAL               There  are 200  million  shares  of $.01 par value
                              common stock authorized.  Of the 36,810,639 shares
outstanding at December 31, 2000, the Advisor owned 10,639 shares.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of The BlackRock Investment Quality Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Investment Quality Term Trust Inc. (the "Trust"), as of December 31, 2000, and the related statement of operations and of cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Investment Quality Term Trust Inc. as of December 31, 2000, and the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP


New York, New York
February 9, 2001

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the taxable year ended December 31, 2000.

      During the fiscal year ended December 31, 2000, the Trust paid aggregate dividends of $0.45 per share from net investment income. For federal income tax purposes, the dividends you received are reportable in your 2000 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      We are required by Massachusetts, Missouri, and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 15.92% of the dividends paid from ordinary income in the fiscal year ended December 31, 2000 qualify for each of these states' tax exclusion.

      For the purpose of preparing your 2000 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 2001.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Investment Quality Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 2004.

WHO MANAGES THE TRUST?
BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of December 31, 2000, the Advisor and its affiliates (together, "BlackRock") managed $204 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash any may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $26 billion family of open-end funds. BlackRock's 301 clients are domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?
The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the expected maturities of the assets of the portfolio with the future return of the initial investment at the end of 2004. At the Trust's termination, the Advisor expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

As the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or expected maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with expected maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial Advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial Advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved. DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES: ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BQT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest up to 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):        Mortgage  instruments  with interest rates that
                                 adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:         Securities   backed   by   various   types   of
                                 receivables such as automobile and credit card receivables.

CLOSED-END FUND:                 Investment  vehicle  which  initially  offers a
                                 fixed  number of shares  and  trades on a stock
                                 exchange.  The fund  invests in a portfolio  of
                                 securities  in   accordance   with  its  stated
                                 investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):     Mortgage-backed   securities   which   separate
                                 mortgage  pools  into  short-,   medium-,   and
                                 long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):        Mortgage-backed securities secured or backed by
                                 mortgage loans on commercial properties.

DISCOUNT:                        When a fund's net asset  value is greater  than
                                 its stock price the fund is said to be trading at a discount.

DIVIDEND:                        Income  generated by  securities in a portfolio
                                 and  distributed  to  shareholders   after  the
                                 deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:           Shareholders    may    elect    to   have   all
                                 distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:           Securities  issued  or  guaranteed  by the U.S.
                                 government,   or  one  of   its   agencies   or
                                 instrumentalities,   such  as  GNMA,  FNMA  and
                                 FHLMC.

INVERSE-FLOATING RATE
MORTGAGES:                       Mortgage  instruments  with coupons that adjust
                                 at periodic  intervals  according  to a formula
                                 which  sets   inversely   with  a  market  lend
                                 interest rate index.

INTEREST-ONLY                    SECURITIES:  Mortgage securities including CMBS
                                 that receive only the interest  cash flows from
                                 an  underlying   pool  of  mortgage   loans  or
                                 underlying pass-through securities.

MARKET PRICE:                    Price per share of a  security  trading  in the
                                 secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:           A  mortgage  dollar  roll is a  transaction  in
                                 which   the   Trust    sells    mortgage-backed
                                 securities  for  delivery in the current  month
                                 and  simultaneously   contracts  to  repurchase
                                 substantially  similar  (although not the same)
                                 securities on a specified  future date.  During
                                 the "roll"  period,  the Trust does not receive
                                 principal   and   interest   payments   on  the
                                 securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:          Mortgage-backed   securities  issued  by  FNMA,
                                 FHLMC, GNMA or FHA.

NET ASSET VALUE (NAV):           Net asset  value is the total  market  value of
                                 all  securities  and other  assets  held by the
                                 Trust,  plus income accrued on its investments,
                                 minus   any   liabilities   including   accrued
                                 expenses,   divided  by  the  total  number  of
                                 outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                                 STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:       Mortgage   securities  that  receive  only  the
                                 principal cash flows from an underlying pool of
                                 mortgage   loans  or  underlying   pass-through
                                 securities.

PROJECT LOANS:                   Mortgages    for    multi-family,    low-    to
                                 middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                       Securities    issued   in    connection    with
                                 collateralized    mortgage   obligations   that
                                 generally  represent  the excess cash flow from
                                 the mortgage  assets  underlying  the CMO after
                                 payment of principal  and interest on the other
                                 CMO  securities   and  related   administrative
                                 expenses.

REVERSE REPURCHASE
AGREEMENTS:                      In a reverse  repurchase  agreement,  the Trust
                                 sells  securities and agrees to repurchase them
                                 at a mutually  agreed  date and  price.  During
                                 this time,  the Trust  continues to receive the
                                 principal  and  interest   payments  from  that
                                 security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                      Arrangements  in  which  a pool  of  assets  is
                                 separated   into  two  classes   that   receive
                                 different   proportions  of  the  interest  and
                                 principal    distributions    from   underlying
                                 mortgage-backed securities. IO's and PO's are examples of strips.

[BLACKROCK LOGO]

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISORS
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudental Investments Fund Management LLC.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10022

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                            THE BLACKROCK INVESTMENT
                             QUALITY TERM TRUST INC.
                  c/o Prudental Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

[RECYCLED LOGO] Printed on recycled paper                             09247J-102



THE [BLACKROCK LOGO]
INVESTMENT QUALITY
TERM TRUST INC.
----------------------
ANNUAL REPORT
DECEMBER 31, 2000


[BLACKROCK LOGO]